File No. 2-79140
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                 October 6, 2009


                           Pioneer Mid Cap Growth Fund


                       Supplement to the Class A, Class B
                               and Class C Shares
                            Prospectus dated February
                            1, 2009 (as revised June
                                    1, 2009)
                                     and the
                Class Y Shares Prospectus dated February 1, 2009
                           (as revised June 1, 2009)


The reorganization of Pioneer Mid Cap Growth Fund into Pioneer Select Mid Cap Growth Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization will be submitted for approval by shareholders of Pioneer Mid Cap Growth Fund at a meeting anticipated to be held in the fourth quarter of 2009. If approved by the shareholders of Pioneer Mid Cap Growth Fund, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed.



                                                                   23515-00-1009
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC